UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544
          or
Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: August 31
Date of reporting period: August 31, 2009

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / AUGUST 31, 2009

Western Asset / CitiSM Institutional Tax Free Reserves

Managed by WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objectives are to provide shareholders with high levels of current income exempt from federal income taxes*, preservation of capital and liquidity.

*

A portion of the income may be subject to the federal alternative minimum tax (AMT), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser or legal adviser.

Fund name change

Prior to June 1, 2009, the Fund operated under the name CitiSM Institutional Tax Free Reserves. The Fund’s investment objective and investment policies remained unchanged.

What’s inside

Letter from the chairman	I
Fund overview	1
Portfolio at a glance — Tax Free Reserves Portfolio	5
Fund expenses	6
Western Asset / CitiSM Institutional Tax Free Reserves
Statement of assets and liabilities	8
Statement of operations	9
Statements of changes in net assets	10
Financial highlights	11
Notes to financial statements	12
Report of independent registered public accounting firm	20
Additional information	21
Important tax information	28
Tax Free Reserves Portfolio
Schedule of investments	29
Statement of assets and liabilities	50
Statement of operations	51
Statements of changes in net assets	52
Financial highlights	53
Notes to financial statements	54
Report of independent registered public accounting firm	60
Additional information	61

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s and the Portfolio’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s and the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason in the name of funds. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup. Investments in the Fund referenced herein are not bank deposits or obligations of Citibank.

Letter from the chairman

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy remained weak during the twelve-month reporting period ended August 31, 2009, there were indications that the worst may be over. Looking back, the U.S. Department of Commerce reported that third and fourth quarter 2008 U.S. gross domestic product (“GDP”)[i] contracted 2.7% and 5.4%, respectively. The economic contraction accelerated during the first quarter of 2009, as GDP fell 6.4%. However, the news was relatively better during the second quarter, as GDP declined 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending.

The U.S. recession, which began in December 2007, now has the dubious distinction of being the lengthiest since the Great Depression. Contributing to the economy’s troubles has been extreme weakness in the labor market. Since December 2007, approximately 7.4 million jobs have been shed and we have experienced twenty consecutive months of job losses. In addition, the unemployment rate, reported as 9.7% in August 2009, reached its highest level since June 1983.

Another strain on the economy, the housing market, may finally be getting closer to reaching a bottom. After plunging late in 2008, new single-family home starts have been fairly stable and sales of single-family homes increased for the fourth straight month in July 2009. In addition, while home prices have continued to fall, the pace of the decline has generally moderated. Other recent economic news also seemed to be “less negative” or, in some cases, actually positive. For example, job losses in August were 216,000, less than the 276,000 jobs shed the prior month and substantially lower than the monthly losses earlier in the year. Elsewhere, inflation remained low, manufacturing expanded in August for the first time in eighteen months and durable goods orders in July posted their largest increase in two years.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. After reducing the federal funds rateiii from 5.25% in August 2007 to a range of 0 to 1/4 percent

Western Asset / CitiSM Institutional Tax Free Reserves | I

Letter from the chairman continued

in December 2008—a historic low—the Fed has maintained this stance thus far in 2009. In conjunction with its August 2009 meeting, the Fed stated that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition to maintaining extremely low short-term interest rates, the Fed took several actions to improve liquidity in the credit markets. Back in September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•	Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•	Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•	Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which is intended to facilitate the purchase of troubled mortgage assets from bank balance sheets. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

During the twelve-month reporting period ended August 31, 2009, both short-and long-term Treasury yields experienced periods of extreme volatility. When the period began, two- and ten-year Treasury yields were 2.36% and 3.83%, respectively. While earlier in 2008 investors were focused on the subprime segment of the mortgage-backed market, these concerns broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was

II | Western Asset / CitiSM Institutional Tax Free Reserves

particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. When the first half of the reporting period ended on February 28, 2009, two- and ten-year Treasury yields were 1.00% and 3.02%, respectively. During the second half of the period, Treasury yields generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 0.97% and 3.40%, respectively. In a reversal from 2008, investor risk aversion faded as the twelve-month reporting period progressed, driving spread sector (non-Treasury) prices higher.

During the reporting period, the yields available from tax-exempt money market instruments fluctuated and ultimately moved lower.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid – sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Western Asset / CitiSM Institutional Tax Free Reserves | III

Letter from the chairman continued

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

September 30, 2009

[i] Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV | Western Asset / CitiSM Institutional Tax Free Reserves

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide shareholders with high levels of current income exempt from federal income taxes, preservation of capital and liquidity. The Fund invests in securities through an underlying mutual fund, Tax Free Reserves Portfolio (the “Portfolio”), which has the same investment objective and strategies as the Fund.

Under normal market conditions, the Portfolio invests at least 80% of its assets in short-term, high-quality municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax (“AMT”). Subject to this 80% policy, the Portfolio may invest in high-quality securities that pay interest that is subject to federal income tax or the AMT. The Portfolio may invest more than 25% of its assets in participation interests in municipal obligations that are issued by banks and/or backed by bank obligations. The Portfolio may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features.

At Western Asset Management Company (“Western Asset”), the Fund’s and the Portfolio’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the fixed-income market experienced periods of heightened volatility. Changing perceptions regarding the economy, deflation, inflation and future Federal Reserve Board (“Fed”)[i] monetary policy caused bond prices to fluctuate.

As the reporting period began, we were in the midst of a “flight to quality,” triggered by the seizing credit markets. Investor risk aversion intensified through December 2008, given the severe disruptions in the global financial markets. During this time, investors were drawn to the relative safety of shorter-term Treasuries, driving their yields down to historically low levels. In contrast, riskier portions of the fixed-income market generally performed poorly, as spreads in many sectors widened to record high levels.

Western Asset / CitiSM Institutional Tax Free Reserves 2009 Annual Report | 1

Fund overview continued

Overall, longer-term Treasury yields moved higher from January 2009 through the end of the fiscal year. This was due to less demand for these securities as risk aversion abated and concerns regarding the massive amount of new Treasury issuance that would be needed to fund the economic stimulus package. In contrast, U.S. Treasury bill yields declined during the period, given the strong demand for quality and liquidity.

In terms of money market securities, they also experienced periods of volatility during the fiscal year. Money market yields spiked in October 2008 as the financial crisis peaked. As the period progressed, the credit markets showed signs of thawing and global confidence returned to the market as evidenced by a significant improvement in short-term risk indices. Looking at the fiscal year as a whole, the yields available from money market securities fell sharply as central banks in the U.S. and abroad lowered interest rates in a coordinated attempt to stimulate economic growth and improve liquidity in the financial system. The municipal money market yield curveii was flat during the period, as demand for higher-rated and longer-maturity debt that was considered to be more liquid continued to be strong.

Q. How did we respond to these changing market conditions?

A. We maintained a conservative stance and positioned the portfolio to have above-average liquidity as investors began to move money out of prime and tax-exempt funds and into Treasury-only money market funds. In particular, we maintained a significant exposure to top-tier Variable Rate Demand Notes (“VRDNs”)iii. We also sought to eliminate VRDNs that were issued by financial institutions with what we believed to be weaker capital structures.

Given the flat money market yield curve, it was generally not advantageous to move further out on the curve, as we did not believe we were being rewarded for the incremental risks. That said, we occasionally identified somewhat longer-dated money market paper from solid providers that allowed us to capture higher yields for the Fund during the reporting period.

2 | Western Asset / CitiSM Institutional Tax Free Reserves 2009 Annual Report

Performance review

As of August 31, 2009, the seven-day current yield for Western Asset / CitiSM Institutional Tax Free Reserves was 0.24% and its seven-day effective yield, which reflects compounding, was 0.24%.1

Current expense reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time. Absent current expense reimbursements and/or fee waivers, the seven-day current yield would have been 0.08% and the seven-day effective yield would have been 0.08%.

Certain investors may be subject to the AMT, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

WESTERN ASSET / CITISM INSTITUTIONAL TAX FREE RESERVES Yields as of August 31, 2009 (unaudited)
Seven-day current yield[1]	0.24%
Seven-day effective yield[1]	0.24%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Yields will fluctuate. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Current expense reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time. Absent current expense reimbursements and/or fee waivers, the seven-day current yield and the seven-day effective yield would have been 0.08%.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Q. What were the most significant factors affecting Fund performance?

A. To help achieve our goal of maintaining liquidity and preservation of capital, we maintained our strategy of investing in higher-quality municipal money market securities. Given the issues surrounding the financial markets and economy, safeguarding our shareholders’ investments remained paramount.

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

Western Asset / CitiSM Institutional Tax Free Reserves 2009 Annual Report | 3

Fund overview continued

While our exposure to high-quality VRDNs was beneficial in terms of providing liquidity and preserving capital, we continued to see significant price disconnects between VRDNs secured by weaker institutions and VRDNs secured by well-capitalized financial institutions. The better secured VRDNs that we held, which were considerably more liquid, were in strong demand by money market funds and offered lower yields than riskier securities. As a result, these positions served to reduce the Fund’s yield during the fiscal year.

Thank you for your investment in Western Asset / CitiSM Institutional Tax Free Reserves. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

September 15, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in the Fund. Please see the Fund’s prospectus for more information on these and other risks.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iii	Variable Rate Demand Notes (“VRDNs”) are floating rate notes whose yields are pegged to short-term interest rates and may be sold back at par to the dealer/remarketing agent.

4 | Western Asset / CitiSM Institutional Tax Free Reserves 2009 Annual Report

Portfolio at a glance† (unaudited)

Tax Free Reserves Portfolio

The Fund invests all of its investable assets in Tax Free Reserves Portfolio, the investment breakdown as of the dates shown below.

INVESTMENT BREAKDOWN (%) As a percent of total investments

†

The bar graphs above represent the composition of the Portfolio’s investments as of August 31, 2009 and August 31, 2008. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

Western Asset / CitiSM Institutional Tax Free Reserves 2009 Annual Report | 5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2009 and held for the six months ended August 31, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO†	EXPENSES PAID DURING THE PERIOD[3]

Western Asset / CitiSM Institutional Tax Free Reserves	0.22%	$ 1,000.00	$ 1,002.20	0.25%	$ 1.26

[1]	For the six months ended August 31, 2009.

[2]

Assumes the reinvestment of all distributions at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 365.

†	The Treasury Guarantee Program fees incurred by the Fund are included in the expense ratio. These fees are not covered by any expense cap currently in effect.

6 | Western Asset / CitiSM Institutional Tax Free Reserves 2009 Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO†	EXPENSES PAID DURING THE PERIOD[2]

Western Asset / CitiSM Institutional Tax Free Reserves	5.00%	$ 1,000.00	$ 1,023.95	0.25%	$ 1.28

[1]	For the six months ended August 31, 2009.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 365.

†	The Treasury Guarantee Program fees incurred by the Fund are included in the expense ratio. These fees are not covered by any expense cap currently in effect.

Western Asset / CitiSM Institutional Tax Free Reserves 2009 Annual Report | 7

Statement of assets and liabilities
August 31, 2009

ASSETS:
Investment in Tax Free Reserves Portfolio, at value	$2,376,307,772
Prepaid expenses	155,423

Total Assets	2,376,463,195
LIABILITIES:
Distributions payable	139,596
Investment management fee payable	30,683
Trustees’ fees payable	6,725
Accrued expenses	113,706

Total Liabilities	290,710

TOTAL NET ASSETS	$2,376,172,485
NET ASSETS:
Par value (Note 3)	$23,763
Paid-in capital in excess of par value	2,376,259,810
Undistributed net investment income	26,047
Accumulated net realized loss on investments	(137,135)

TOTAL NET ASSETS	$2,376,172,485

Shares Outstanding	2,376,283,573
Net Asset Value	$1.00

See Notes to Financial Statements.

8 |  Western Asset / CitiSM Institutional Tax Free Reserves 2009 Annual Report

Statement of operations
For the Year Ended August 31, 2009

INVESTMENT INCOME:
Income from Tax Free Reserves Portfolio	$31,534,554
Allocated net expenses from Tax Free Reserves Portfolio	(3,456,817)

Total Investment Income	28,077,737

EXPENSES:
Distribution fees (Note 2)	2,303,680
Investment management fee (Note 2)	1,901,834
Treasury Guarantee Program fees (Note 7)	971,901
Registration fees	257,299
Legal fees	176,479
Shareholder reports	45,403
Insurance	33,631
Trustees’ fees	33,110
Audit and tax	20,463
Transfer agent fees	18,823
Miscellaneous expenses	32,676

Total Expenses	5,795,299
Less: Fee waivers and/or expense reimbursements (Note 2)	(3,672,862)

Net Expenses	2,122,437

NET INVESTMENT INCOME	25,955,300

NET REALIZED LOSS ON INVESTMENTS FROM TAX FREE RESERVES PORTFOLIO	(137,135)

INCREASE IN NET ASSETS FROM OPERATIONS	$25,818,165

See Notes to Financial Statements.

Western Asset / CitiSM Institutional Tax Free Reserves 2009 Annual Report | 9

Statements of changes in net assets

FOR THE YEARS ENDED AUGUST 31,	2009	2008

OPERATIONS:
Net investment income	$25,955,300	$51,432,469
Net realized gain (loss)	(137,135)	166,343

Increase in Net Assets From Operations	25,818,165	51,598,812

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 4):
Net investment income	(25,955,296)	(51,423,729)
Net realized gains	(49,295)	—

Decrease in Net Assets From Distributions to Shareholders	(26,004,591)	(51,423,729)

FUND SHARE TRANSACTIONS (NOTE 3):
Net proceeds from sale of shares	6,555,991,090	10,862,839,129
Reinvestment of distributions	17,375,782	37,504,150
Cost of shares repurchased	(6,499,333,748)	(10,057,472,090)

Increase in Net Assets From Fund Share Transactions	74,033,124	842,871,189

INCREASE IN NET ASSETS	73,846,698	843,046,272

NET ASSETS:
Beginning of year	2,302,325,787	1,459,279,515

End of year*	$2,376,172,485	$2,302,325,787

* Includes undistributed net investment income of:	$26,047	$26,043

See Notes to Financial Statements.

10 | Western Asset / CitiSM Institutional Tax Free Reserves 2009 Annual Report

Financial highlights

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31:
	2009	2008	2007	2006	2005

NET ASSET VALUE, BEGINNING OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000

INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.011	0.025	0.035	0.030	0.018
Net realized gain (loss)[1]	(0.000)	0.000	0.000	(0.000)	(0.000)

Total income from operations	0.011	0.025	0.035	0.030	0.018

LESS DISTRIBUTIONS FROM:
Net investment income	(0.011)	(0.025)	(0.035)	(0.030)	(0.018)
Net realized gains	(0.000)[1]	—	—	—	—

Total distributions	(0.011)	(0.025)	(0.035)	(0.030)	(0.018)

NET ASSET VALUE, END OF YEAR	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[2]	1.13%	2.49%	3.51%	3.00%	1.83%

NET ASSETS, END OF YEAR (MILLIONS)	$2,376	$2,302	$1,459	$1,297	$1,853

RATIOS TO AVERAGE NET ASSETS:
Gross expenses[3]	0.41%[4]	0.36%	0.39%[5]	0.38%	0.45%
Net expenses[3,6,7]	0.24 [4]	0.20	0.20 [5]	0.20	0.20
Net investment income	1.13	2.44	3.46	2.94	1.93

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Includes the Fund’s share of Tax Free Reserves Portfolio’s allocated expenses.

[4]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.37% and 0.20%, respectively.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.38% and 0.20%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of shares will not exceed 0.20%.

See Notes to Financial Statements.

Western Asset / CitiSM Institutional Tax Free Reserves 2009 Annual Report | 11

Notes to financial statements

1. Organization and significant accounting policies

Western Asset / CitiSM Institutional Tax Free Reserves (formerly known as CitiSM Institutional Tax Free Reserves) (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund invests all its investable assets in Tax Free Reserves Portfolio (the “Portfolio”), a separate investment series of Master Portfolio Trust that has the same investment objective as the Fund.

The financial statements of the Portfolio, including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through October 26, 2009, the issuance date of the financial statements.

(a) Investment valuation. The Fund records its investments in the Portfolio at value. The value of such investment reflects the Fund’s proportionate interest (91.1% at August 31, 2009) in the net assets of the Portfolio.

The Fund has adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 disclosure and valuation of securities held by the Portfolio are discussed in Note 1(a) of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income. The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio.

(c) Credit and market risk. The Portfolio may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

12 | Western Asset / CitiSM Institutional Tax Free Reserves 2009 Annual Report

(d) Expenses. The Fund bears all costs of its operations other than expenses specifically assumed by the manager. Expenses incurred by the Trust with respect to any two or more funds in the series are allocated in proportion to the net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund’s share of the Portfolio’s expenses is charged against and reduces the amount of the Fund’s investment in the Portfolio.

(e) Method of allocation. All the net investment income and realized gains and losses of the Portfolio are allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Portfolio at the time of such determination.

(f) Distributions to shareholders. Distributions on the shares of the Fund are declared as of 12:00 noon Eastern Time, each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Dividends paid by the Fund from net interest received on tax-exempt money market instruments are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies, including Subchapter M, which will enable the Fund to pay exempt interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year the fund had no reclassifications.

Western Asset / CitiSM Institutional Tax Free Reserves 2009 Annual Report  | 13

Notes to financial statements continued

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s and the Portfolio’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s and Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under investment management agreements, the Fund and the Portfolio each pay an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s and the Portfolio’s average daily net assets in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	PORTFOLIO	FUND	TOTAL

First $1 billion	0.150%	0.100%	0.250%
Next $1 billion	0.150	0.075	0.225
Next $3 billion	0.150	0.050	0.200
Next $5 billion	0.150	0.025	0.175
Over $10 billion	0.150	0.000	0.150

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

During the year ended August 31, 2009, the Fund had a voluntary expense limitation in place of 0.20% of the Fund’s average daily net assets.

During the year ended August 31, 2009, the LMPFA waived a portion of its fee in the amount of $1,369,182.

The manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”) shown in the fee table of the Fund’s prospectus. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

The Fund has adopted a Rule 12b-1 distribution and service plan, under the 1940 Act and under that plan the Fund pays monthly fees at an annual rate not to exceed 0.10% of the Fund’s average daily net assets. For the year ended August 31, 2009, the distribution fees paid amounted to $2,303,680, all of which was voluntarily waived.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

14 | Western Asset / CitiSM Institutional Tax Free Reserves 2009 Annual Report

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Shares of beneficial interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest with a par value of $0.00001 per share.

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued on reinvestment of dividends declared, and shares repurchased, is equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding capital share transactions.

4. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

RECORD DATE
PAYABLE DATE	CLASS A

Daily 09/30/2009	$0.000181

The tax character of distributions paid during the fiscal years ended August 31, were as follows:

	2009	2008

Distributions Paid From:
Tax-exempt income	$25,955,296	$51,310,388
Ordinary income	49,295	113,341

Total distributions paid	$26,004,591	$51,423,729

As of August 31, 2009, there were no significant differences between the book and tax components of net assets.

As of August 31, 2009, the Fund had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT

8/31/2017	$(127,633)

This amount will be available to offset any future taxable capital gains.

5. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC

Western Asset / CitiSM Institutional Tax Free Reserves 2009 Annual Report  | 15

Notes to financial statements continued

(“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management (“CAM”), SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed an appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The

16 | Western Asset / CitiSM Institutional Tax Free Reserves 2009 Annual Report

parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the U.S. Securities and Exchange Commission as described in previous reports. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

6. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset / CitiSM New York Tax Free Reserves (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the

Western Asset / CitiSM Institutional Tax Free Reserves 2009 Annual Report  |  17

Notes to financial statements continued

putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on February 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

7. Treasury guarantee

The Fund elected to participate in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Guarantee Program”). Under the Guarantee Program, the U.S. Treasury guaranteed the $1.00 per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations.

Only shareholders who held shares as of September 19, 2008 were eligible to participate in the guarantee. Those shareholders may purchase and redeem shares in their account during the period covered by the Guarantee Program. However, the number of shares covered by the guarantee could not have exceeded the number of shares held by the shareholder at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder’s account increased after September 19, 2008, the amount of the increase would not have been covered by the guarantee.

18 | Western Asset / CitiSM Institutional Tax Free Reserves 2009 Annual Report

The initial term of the Guarantee Program terminated on December 18, 2008, but was extended by the Treasury Department until April 30, 2009. The Treasury Department had further extended the Guarantee Program through September 18, 2009. The Fund elected to participate in these extensions.

In order to participate in the Guarantee Program during the initial term, the Fund paid a participation fee of 0.01% of the Fund’s net asset value as of September 19, 2008. The fee for participation in each extension was 0.015%. These fees were not covered by any expense cap currently in effect.

Subsequent to the end of the reporting period, the Guarantee Program expired as of the close of business on September 18, 2009.

Western Asset / CitiSM Institutional Tax Free Reserves 2009 Annual Report | 19

Report of independent registered public
accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Institutional Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset / CitiSM Institutional Tax Free Reserves (formerly CitiSM Institutional Tax Free Reserves), a series of Legg Mason Partners Institutional Trust, as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset / CitiSM Institutional Tax Free Reserves as of August 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 26, 2009

20 | Western Asset / CitiSM Institutional Tax Free Reserves 2009 Annual Report

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of Western Asset / CitiSM Institutional Tax Free Reserves (formerly known as CitiSM Institutional Tax Free Reserves) (the “Fund”) are managed under the direction of the Board of Trustees. The current Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended,) of the fund (the “Independent Trustees”), and executive officers of the Fund, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling at 1-800-331-1792.

INDEPENDENT TRUSTEES
ELLIOTT J. BERV
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001)

A. BENTON COCANOUGHER
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years

Dean Emeritus and Professor, Texas A&M University (since 2004); formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); Formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)

Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None

Western Asset / CitiSM Institutional Tax Free Reserves | 21

Additional information (unaudited) continued
Information about Trustees and Officers

JANE F. DASHER
Birth year	1949
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None

MARK T. FINN
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years

Adjunct Professor, College of William & Mary (since 2002); Principal/Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)

Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None

RAINER GREEVEN
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None

22 | Western Asset / CitiSM Institutional Tax Free Reserves

STEPHEN R. GROSS
Birth year	1947
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years

Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)

Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, ebank Financial Services, Inc. (from 1997 to 2004)

RICHARD E. HANSON, JR.
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None

DIANA R. HARRINGTON
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Professor, Babson College (since 1992)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None

Western Asset / CitiSM Institutional Tax Free Reserves | 23

Additional information (unaudited) continued
Information about Trustees and Officers

SUSAN M. HEILBRON
Birth year	1945
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Independent Consultant (since 2001)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None

SUSAN B. KERLEY
Birth year	1951
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee

Chairman (since 2005) and Trustee (since 2000), Eclipse Funds (3 funds); Chairman (since 2005) and Director (since 1990), Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since 2007)

ALAN G. MERTEN
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee

Director of Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (from 2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)

24 | Western Asset / CitiSM Institutional Tax Free Reserves

R. RICHARDSON PETTIT
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3]
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason”); Chairman of the Board and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)

Number of portfolios in fund complex over- seen by Trustee	135
Other board member- ships held by Trustee	Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)
OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street New York, NY 10041
Birth year	1957
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”) (from 1999 to 2004)

Western Asset / CitiSM Institutional Tax Free Reserves | 25

Additional information (unaudited) continued
Information about Trustees and Officers

TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005)

JOHN CHIOTA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identify Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years

Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

THOMAS C. MANDIA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

26 | Western Asset / CitiSM Institutional Tax Free Reserves

DAVID CASTANO Legg Mason 55 Water Street New York, NY 10041
Birth year	1971
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at CAM (prior to 2003)

MATTHEW PLASTINA Legg Mason 55 Water Street New York, NY 10041
Birth year	1970
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (from 2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset / CitiSM Institutional Tax Free Reserves | 27

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended August 31, 2009:

Distributions Paid	September 2008 - October 2008	November 2008	December 2008 - August 2009

Tax-Exempt Interest	100.00%	98.00%	100.00%
Taxable Ordinary Income	—	2.00%	—

Additionally, all of the taxable ordinary income distributions paid by the Fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

28 | Western Asset / CitiSM Institutional Tax Free Reserves

Schedule of investments
August 31, 2009

TAX FREE RESERVES PORTFOLIO
FACE AMOUNT	SECURITY	VALUE
SHORT-TERM INVESTMENTS—100.3%
	Alabama—1.7%
	Huntsville, AL, Health Care Authority, TECP:
$30,000,000	0.380% due 10/13/09	$30,000,000
15,000,000	0.300% due 11/17/09	15,000,000
	Total Alabama	45,000,000
	Alaska—0.0%
700,000	Valdez, AK, Marine Terminal Revenue, Refunding, BP Pipelines Inc. Project,
	0.080%, 9/1/09(a)	700,000
	Arizona—0.6%
4,000,000	Arizona Sports & Tourism Authority Senior Revenue, Multipurpose Stadium,
	LOC-Allied Irish Bank PLC, 0.600%, 9/2/09(a)	4,000,000
1,290,000	Maricopa County, AZ, IDA, MFH Revenue, Refunding Sonora Vista II
	Apartments, LOC-Wells Fargo Bank N.A., 0.430%, 9/3/09(a)(b)	1,290,000
2,165,000	Phoenix, AZ, IDA, MFH Revenue, Refunding Sunrise Vista Apartments-A,
	LOC-Wells Fargo Bank N.A., 0.430%, 9/3/09(a)(b)	2,165,000
7,555,000	Tempe, AZ, Transportation Excise Tax Revenue, SPA-Royal Bank of Canada,
	0.300%, 9/2/09(a)	7,555,000
1,700,000	Yavapai County, AZ, Highway Construction Advancement Revenue,
	LOC-Landesbank Hessen-Thuringen, 0.480%, 9/3/09(a)	1,700,000
	Total Arizona	16,710,000
	California—7.0%
	ABAG Finance Authority for Nonprofit Corp., CA, Revenue:
4,000,000	Branson School, LOC-Allied Irish Bank PLC, 0.550%, 9/3/09(a)	4,000,000
4,100,000	Marin Country Day School, LOC-U.S. Bank N.A., 0.200%, 9/3/09(a)	4,100,000
	Alameda-Contra Costa, CA, Schools Financing Authority, COP,
	Capital Improvement Financing Projects:
1,910,000	LOC-Bank of Nova Scotia, 0.250%, 9/3/09(a)	1,910,000
1,000,000	LOC-KBC Bank N.V., 0.300%, 9/3/09(a)	1,000,000
2,415,000	LOC-Scotiabank, 0.250%, 9/3/09(a)	2,415,000
	California Health Facilities Financing Authority Revenue:
7,100,000	Children’s Hospital of Orange County, LOC-U.S. Bank N.A.,
	0.210%, 9/2/09(a)	7,100,000
3,300,000	Children’s Hospital, LOC-U.S. Bank N.A., 0.210%, 9/2/09(a)	3,300,000
2,500,000	California Infrastructure & Economic Development Bank Revenue,
	San Francisco Ballet, LOC-Allied Irish Bank PLC, 0.100%, 9/1/09(a)	2,500,000
1,500,000	California MFA Revenue, Gideon Hausner Jewish Day, LOC-U.S. Bank NA,
	0.200%, 9/3/09(a)	1,500,000
2,000,000	California PCFA, Environmental Improvement Revenue,
	Atlantic Richfield Co.,0.300%, 9/2/09(a)(b)	2,000,000
	California State Department of Water Resources:
900,000	LOC-Lloyds TSB Bank PLC, 0.130%, 9/1/09(a)	900,000
	Power Supply Revenue:
5,500,000	LOC-Allied Irish Bank PLC, 0.100%, 9/1/09(a)	5,500,000
	LOC-Bank of New York:
6,700,000	0.100%, 9/1/09(a)	6,700,000
300,000	0.220%, 9/3/09(a)	300,000

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2009 Annual Report | 29

Schedule of investments continued
August 31, 2009

TAX FREE RESERVES PORTFOLIO
FACE AMOUNT	SECURITY	VALUE
	California—7.0% continued
$10,800,000	LOC-Dexia Credit Local, 0.350%, 9/3/09(a)	$10,800,000
2,700,000	LOC-Landesbank Hessen-Thuringen, 0.100%, 9/1/09(a)	2,700,000
2,600,000	California Statewide CDA, Revenue, Azusa Pacific University Project,
	LOC-Allied Irish Bank PLC, 0.390%, 9/3/09(a)	2,600,000
6,900,000	Daly City, CA, HFA, Multifamily Revenue, Serramonte Del Rey,
	0.210%, 9/3/09(a)	6,900,000
	East Bay, CA, MUD Water Systems Revenue, TECP:
10,000,000	0.650% due 9/10/09	10,000,000
20,800,000	0.350% due 10/6/09	20,800,000
8,200,000	0.320% due 10/19/09	8,200,000
12,500,000	Irvine Ranch, CA, Water District, GO, Consolidated Improvement District,
	LOC-Bank of America N.A., 0.100%, 9/1/09(a)	12,500,000
	Los Angeles, CA:
2,600,000	Community RDA, MFH Revenue, Wilshire Station Apartments,
	LOC-Bank of America N.A., 0.310%, 9/1/09(a)(b)	2,600,000
5,100,000	Department of Water & Power, SPA-Banco Bilboa Vizcaya,
	0.100%, 9/1/09(a)	5,100,000
	Metropolitan Water District of Southern California:
10,000,000	0.440%, 9/3/09(a)	10,000,000
5,785,000	SPA-Dexia Credit Local, 0.300%, 9/3/09(a)	5,785,000
2,300,000	Waterworks Revenue, SPA-Citibank N.A., 0.120%, 9/1/09(a)	2,300,000
7,500,000	Morgan Hill, CA, RDA Tax Allocation, Ojo De Agua Redevelopment Project,
	LOC-Scotiabank, 0.200%, 9/3/09(a)	7,500,000
	Orange County, CA:
3,500,000	Housing Authority, Apartment Development Revenue, Oasis Martinique I,
	LIQ-FNMA, 0.220%, 9/3/09(a)	3,500,000
2,550,000	Improvement Bond, Assessment District No. 88-1, LOC-KBC Bank N.V.,
	0.100%, 9/1/09(a)	2,550,000
3,600,000	Roseville, CA, Electric Systems Revenue, COP, FSA, SPA-Dexia Credit Local,
	0.550%, 9/3/09(a)	3,600,000
4,200,000	Sacramento County, CA, Sanitation District Financing Authority Revenue,
	LOC-Bank of America N.A., 0.120%, 9/1/09(a)	4,200,000
2,500,000	Turlock, CA, COP, Capital Improvement & Refunding Project,
	LOC-Societe Generale, 0.100%, 9/1/09(a)	2,500,000
3,800,000	Upland, CA, Apartment Development Revenue, Refunding Mountain Springs,
	LIQ-FNMA, 0.230%, 9/3/09(a)	3,800,000
10,500,000	Whittier, CA, Health Facility Revenue, Presbyterian Intercommunity
	Hospital Inc., LOC-U.S. Bank N.A., 0.160%, 9/2/09(a)	10,500,000
	Total California	181,660,000
	Colorado—2.2%
3,100,000	Colorado Health Facilities Authority Revenue, Catholic Health,
	SPA-Landesbank Baden-Wurttemberg, 0.260%, 9/2/09(a)	3,100,000
	Colorado HFA:
	EDR:
4,400,000	Lehman Communications Corp., LOC-Wells Fargo Bank N.A.,
	0.430%, 9/3/09(a)(b)	4,400,000

See Notes to Financial Statements.

30 | Tax Free Reserves Portfolio 2009 Annual Report

TAX FREE RESERVES PORTFOLIO
FACE AMOUNT	SECURITY	VALUE
	Colorado—2.2% continued
$1,225,000	Warneke Paper Box Co. Project, LOC-Wells Fargo Bank N.A.,
	0.430%, 9/3/09(a)(b)	$1,225,000
3,800,000	MFH, SPA-FHLB, 0.320%, 9/2/09(a)(b)	3,800,000
4,000,000	Revenue, Multi-Family, SPA-FHLB, 0.400%, 9/2/09(a)(b)	4,000,000
	Colorado Housing & Finance Authority:
5,710,000	Multi-Family, SPA-FHLB, 0.400%, 9/2/09(a)(b)	5,710,000
4,150,000	Single-Family Mortgage, SPA-FHLB, 0.400%, 9/2/09(a)(b)	4,150,000
3,100,000	Colorado Springs, CO, Utilities Revenue, Subordinated Lien Improvement,
	SPA-Dexia Credit Local, 0.500%, 9/3/09(a)	3,100,000
175,000	Colorado Water Resources & Power Development Authority,
	Clean Water Revenue, 5.250% due 9/1/09	175,000
	Denver, CO:
21,100,000	City & County, COP, SPA-JPMorgan Chase, 0.120%, 9/1/09(a)	21,100,000
1,500,000	Urban Renewal Authority Tax Increment Revenue, Stapleton,
	LOC-U.S. Bank N.A., 0.300%, 9/3/09(a)	1,500,000
3,840,000	Fort Collins, CO, EDR, Custom Blending Inc., LOC-Wells Fargo Bank N.A.,
	0.430%, 9/3/09(a)(b)	3,840,000
	Total Colorado	56,100,000
	Connecticut—1.8%
2,000,000	Branford, CT, GO, BAN, 2.000% due 9/8/10	2,029,360
	Capital City, EDA:
17,600,000	Parking & Energy Fee Revenue, SPA-Bank of America, 0.380%, 9/2/09(a)	17,600,000
16,400,000	SPA-Fleet National Bank, 0.380%, 9/2/09(a)	16,400,000
7,000,000	New Haven, CT, GO, BAN, 2.000% due 2/15/10	7,031,464
3,950,000	Trumbull, CT, GO, BAN, 1.500% due 9/10/09	3,950,884
	Total Connecticut	47,011,708
	Delaware—0.5%
4,820,000	Delaware State Health Facilities Authority Revenue, Beebe Medical
	Center Project, LOC-PNC Bank, 0.290%, 9/3/09(a)	4,820,000
7,900,000	University of Delaware Revenue, SPA-Bank of America, 0.180%, 9/1/09(a)	7,900,000
	Total Delaware	12,720,000
	District of Columbia—2.2%
3,860,000	District of Columbia Housing Finance Agency, MFH Revenue, Pentacle
	Apartments Project, FHLMC, LOC-FHLMC, 0.300%, 9/3/09(a)	3,860,000
	District of Columbia, Revenue:
255,000	American Psychological Association, LOC-Bank of America,
	0.350%, 9/3/09(a)	255,000
15,500,000	The Pew Charitable Trusts, LOC-PNC Bank N.A., 0.250%, 9/3/09(a)	15,500,000
38,500,000	Metropolitan Washington, DC, Airports Authority, FSA, SPA-Dexia Credit
	Local, 0.570%, 9/2/09(a)(b)	38,500,000
	Total District of Columbia	58,115,000
	Florida—6.8%
6,000,000	Broward County, FL, Port Facilities Revenue, Everglades,
	LOC-Bank of Nova Scotia, 0.300%, 9/3/09(a)(b)	6,000,000

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2009 Annual Report | 31

Schedule of investments continued
August 31, 2009

TAX FREE RESERVES PORTFOLIO
FACE
AMOUNT	SECURITY	VALUE

	Florida—6.8% continued
$2,000,000	Florida Housing Finance Corp., Multi-Family Mortgage Revenue,
	Mariners Cay Apartments, FNMA, LIQ-FNMA, 0.280%, 9/3/09(a)	$2,000,000
6,000,000	Florida State Municipal Power Agency Revenue, All Requirements Supply,
	LOC-Bank of America N.A., 0.140%, 9/1/09(a)	6,000,000
7,600,000	Gainesville, FL, Utilities System Revenue, SPA-Bank of New York,
	0.270%, 9/2/09(a)	7,600,000
10,375,000	Hillsborough County, FL, School Board COP, Master Lease, NATL,
	LOC-Wachovia Bank N.A., 0.200%, 9/1/09(a)	10,375,000
	Jacksonville, FL:
17,500,000	Electric Authority Revenue, TECP, LOC-Landesbank Hessen-Thuringen,
	0.450% due 9/23/09	17,500,000
2,800,000	Health Facilities Authority, Hospital Revenue, Baptist Medical Center
	Project, LOC-Bank of America N.A., 0.200%, 9/1/09(a)	2,800,000
	JEA District, FL:
40,400,000	Electric System Revenue, SPA-Wachovia Bank N.A., 0.200%, 9/1/09(a)	40,400,000
200,000	St. Johns River Power System Revenue, NATL, 5.000% due 10/1/09	200,678
10,015,000	Lakeland, FL, Education Facilities Revenue, Florida Southern College
	Project, LOC-SunTrust Bank, 1.350%, 9/2/09(a)(c)	10,015,000
4,100,000	Lee Memorial Health System, FL, Hospital Revenue,
	LOC-Bank of America N.A., 0.130%, 9/1/09(a)	4,100,000
8,500,000	Miami-Dade County, FL, TECP, LOC-BNP Paribas /
	Dexia Credit Local, 0.950% due 9/21/09	8,500,000
	Orange County, FL:
6,700,000	Health Facilities Authority Revenue, Presbyterian Retirement
	Communities Inc., LOC-Branch Banking & Trust, 0.280%, 9/3/09(a)	6,700,000
1,000,000	School Board, COP, LOC-Wachovia Bank N.A., 0.200%, 9/1/09(a)	1,000,000
7,000,000	Orlando & Orange County, FL, Expressway Authority, FSA, 0.670%, 9/3/09(a)	7,000,000
15,000,000	Palm Beach, FL, School District, TECP, LOC-Bank of America N.A.,
	0.450% due 9/9/09	15,000,000
15,775,000	Sarasota County, FL, Public Hospital District Revenue, Sarasota
	Memorial Hospital, LOC-Northern Trust Co., 0.150%, 9/1/09(a)	15,775,000
9,600,000	Seminole County, FL, IDA Revenue, Harvest Time International Inc. Project,
	LOC-Fifth Third Bank, 1.850%, 9/4/09(a)	9,600,000
7,300,000	Sunshine State, FL, Governmental Financing Commission Revenue,
	LOC-Dexia Credit Local, 0.500%, 9/2/09(a)	7,300,000

	Total Florida	177,865,678

	Georgia—3.0%
800,000	Atlanta, GA, Water & Wastewater Revenue, LOC-Wachovia Bank N.A.,
	0.280%, 9/3/09(a)	800,000
	De Kalb County, GA, Housing Authority, MFH Revenue:
14,590,000	Mountain Crest Apartments, LOC-SunTrust Bank, 1.550%, 9/2/09(a)(b)	14,590,000
13,725,000	Wesley Club Apartments, LOC-SunTrust Bank, 1.550%, 9/2/09(a)(b)	13,725,000
2,735,000	Douglas County, GA, Development Authority, IDR, Pandosia LLC Project,
	LOC-Wells Fargo Bank N.A., 0.490%, 9/3/09(a)(b)	2,735,000
5,000,000	Fulton County, GA, Development Authority Revenue, Georgia Tech Athletic
	Association Project, LOC-Northern Trust Co., 1.250% due 12/2/09(d)	5,000,000

See Notes to Financial Statements.

32 | Tax Free Reserves Portfolio 2009 Annual Report

TAX FREE RESERVES PORTFOLIO
FACE
AMOUNT	SECURITY	VALUE

	Georgia—3.0% continued
	Gainesville & Hall County, GA:
$25,300,000	Development Authority Revenue, Senior Living Facility, Lanier Village
	Estates Inc., Radian, LOC-Bank of America N.A., SPA-LaSalle Bank N.A.,
	0.150%, 9/1/09(a)	$25,300,000
7,400,000	Hospital Authority Revenue Anticipatory CTFS, Northeast Georgia
	Health System Inc., LOC-Wachovia Bank N.A., 0.200%, 9/1/09(a)	7,400,000
3,465,000	Gwinnett County, GA, Development Authority, COP, Public Schools Project,
	NATL, 5.000% due 1/1/10	3,511,559
300,000	Municipal Electric Authority, GA, Project One, Subordinated, FSA,
	SPA-Dexia Credit Local, 0.450%, 9/2/09(a)	300,000
150,000	Private Colleges & Universities Authority, GA, Revenue, Emory University,
	4.500% due 9/1/09	150,000
4,000,000	Thomasville, GA, Hospital Authority Revenue, Anticipation CTFS,
	John Archbold Medical Center Inc., LOC-Branch Banking & Trust,
	0.330%, 9/3/09(a)	4,000,000

	Total Georgia	77,511,559

	Hawaii—0.0%
250,000	Hawaii State Highway Revenue, 4.000% due 1/1/10	252,533

	Illinois—4.2%
2,050,000	Aurora, IL, Keson Industries Inc. Project, LOC-Harris Trust and Savings
	Bank, 0.780%, 9/3/09(a)(b)	2,050,000
	Chicago, IL:
10,950,000	GO, SPA-JPMorgan Chase, 0.120%, 9/1/09(a)	10,950,000
4,500,000	O’Hare International Airport Revenue, LOC-Dexia Credit Local,
	0.370%, 9/2/09(a)	4,500,000
2,510,000	Renaissance Center LP, LOC-Harris Trust and Savings Bank,
	0.780%, 9/3/09(a)(b)	2,510,000
17,000,000	Water Revenue, SPA-JPMorgan Chase, 0.180%, 9/1/09(a)	17,000,000
7,780,000	Illinois Development Finance Authority Revenue, Evanston Northwestern
	Healthcare, SPA-JPMorgan Chase, 0.130%, 9/1/09(a)	7,780,000
1,130,000	Illinois Finance Authority, IDR, Transparent Container Project,
	LOC-Bank One N.A., 3.500%, 9/3/09(a)(b)	1,130,000
	Illinois Finance Authority Revenue:
24,335,000	Central Dupage, LIQ-JPMorgan Chase, 0.130%, 9/1/09(a)	24,335,000
2,100,000	Illinois College, LOC-U.S. Bank, 0.300%, 9/3/09(a)	2,100,000
10,000,000	Loyola Academy, LOC-JPMorgan Chase, 0.410%, 9/2/09(a)	10,000,000
3,900,000	Murphy Machine Products Inc, LOC-Bank of America N.A.,
	0.480%, 9/3/09(a)(b)	3,900,000
4,175,000	University of Chicago Medical Center, LOC-Bank of Montreal,
	0.130%, 9/1/09(a)	4,175,000
3,250,000	Lake County, IL, MFH Revenue, Whispering Oaks Apartments Project,
	FHLMC, LOC-FHLMC, 0.330%, 9/3/09(a)	3,250,000
1,800,000	Morton Grove, IL, Cultural Facilities Revenue, Illinois Holocaust
	Museum & Education, LOC-LaSalle Bank N.A., 0.300%, 9/3/09(a)	1,800,000
5,500,000	Peoria County, IL, Community Unit School District No. 323, GO,
	Dunlap Community, FSA, SPA-JPMorgan Chase, 0.720%, 9/2/09(a)	5,500,000

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2009 Annual Report  |  33

Schedule of investments continued
August 31, 2009

TAX FREE RESERVES PORTFOLIO
FACE
AMOUNT	SECURITY	VALUE

	Illinois—4.2% continued
$6,700,000	Romeoville, IL, Revenue, Refunding, Lewis University, LOC-JPMorgan
	Chase, 0.180%, 9/1/09(a)	$6,700,000
1,250,000	Warren County, IL, Monmouth College Project, LOC-Allied Irish Bank PLC,
	0.550%, 9/3/09(a)	1,250,000

	Total Illinois	108,930,000

	Indiana—0.6%
	Indiana Finance Authority Hospital Revenue:
2,135,000	Clarian Health Partners Inc., LOC-Branch Banking & Trust,
	0.340%, 9/2/09(a)	2,135,000
4,420,000	Floyd Memorial Hospital & Health Services, LOC-Branch Banking &
	Trust, 0.200%, 9/1/09(a)	4,420,000
	Indiana Health Facilities Financing Authority, Hospital Revenue:
375,000	Community Hospitals Project of Indiana Inc., LOC-Bank of America N.A.,
	0.330%, 9/3/09(a)	375,000
5,000,000	Deaconess Hospital Inc., LOC-Fifth Third Bank, 1.850%, 9/2/09(a)	5,000,000
3,775,000	Whitley County, IN, EDR, Micopulse Inc. Project, LOC-Wells Fargo Bank N.A.,
	0.430%, 9/3/09(a)(b)	3,775,000

	Total Indiana	15,705,000

	Iowa—0.5%
	Iowa Finance Authority:
4,000,000	Health Facilities Revenue, Iowa Health System, LOC-Wells Fargo Bank
	N.A., 0.200%, 9/1/09(a)	4,000,000
	IDR:
3,200,000	Embria Health Sciences Project, LOC-Wells Fargo Bank,
	0.490%, 9/3/09(a)(b)	3,200,000
1,900,000	PowerFilm Inc. Project, LOC-Bank of America N.A., 0.550%, 9/3/09(a)(b)	1,900,000
2,685,000	Single-Family Revenue, GNMA, FNMA, SPA-FHLB, 0.350%, 9/3/09(a)(b)	2,685,000
400,000	Iowa Higher Education Loan Authority Revenue, Private College,
	University of Dubuque, LOC-Northern Trust Co., 0.200%, 9/1/09(a)	400,000

	Total Iowa	12,185,000

	Kansas—0.4%
9,700,000	Kansas State Department of Transportation Highway Revenue,
	LIQ-Dexia Credit Local, 0.450%, 9/2/09(a)	9,700,000
1,185,000	Kansas State Development Finance Authority Lease Revenue, Kansas
	Department Administration, SPA-Wachovia Bank N.A., 0.200%, 9/1/09(a)	1,185,000

	Total Kansas	10,885,000

	Kentucky—0.9%
9,539,000	Henderson County, KY, Hospital Facilities Revenue, Community United
	Methodist Hospital Inc., LOC-Fifth Third Bank, 1.850%, 9/4/09(a)	9,539,000
5,000,000	Kentucky Economic Development Finance Authority, Hospital Facilities
	Revenue, Baptist Healthcare System Inc., LOC-JPMorgan Chase,
	0.120%, 9/1/09(a)	5,000,000
9,800,000	Kentucky Housing Corp., Housing Revenue, 0.360%, 9/2/09(a)(b)	9,800,000

	Total Kentucky	24,339,000

See Notes to Financial Statements.

34 | Tax Free Reserves Portfolio 2009 Annual Report

TAX FREE RESERVES PORTFOLIO
FACE AMOUNT	SECURITY	VALUE

	Louisiana—0.1%
$3,000,000	East Baton Rouge Parish, LA, Sales Tax Revenue, Road & Street
	Improvement, LOC-Dexia Credit Local, 0.650%, 9/2/09(a)	$3,000,000

	Maine—0.1%
1,955,000	Maine Health & Higher EFA Revenue, LOC-KBC Bank, 0.400%, 9/3/09(a)	1,955,000

	Maryland—5.6%
1,100,000	Baltimore County, MD, EDR, Republic Services Inc. Project,
	LOC-Bank of America, 0.550%, 9/3/09(a)(b)	1,100,000
3,015,000	Howard County, MD, Revenue, Refunding Glenelg Country School,
	LOC-PNC Bank N.A., 0.290%, 9/4/09(a)	3,015,000
	John Hopkins University Revenue, TECP:
10,000,000	0.350% due 10/8/09	10,000,000
12,000,000	0.400% due 11/16/09	12,000,000
6,500,000	Maryland Industrial Development Financing Authority, EDR,
	Paul Reed Smith Guitars, LOC-PNC Bank N.A., 0.490%, 9/4/09(a)(b)	6,500,000
	Maryland State Economic Development Corp.:
1,100,000	EDR, U.S. Pharmacopeial Convention Inc., LOC-Bank of America N.A.,
	0.140%, 9/1/09(a)	1,100,000
6,500,000	Revenue, Santa Barbara Court LLC Project, LOC-PNC Bank N.A.,
	0.490%, 9/4/09(a)(b)	6,500,000
	Maryland State Health & Higher EFA Revenue:
5,100,000	Archdiocese Baltimore Schools, LOC-PNC Bank N.A., 0.290%, 9/4/09(a)	5,100,000
6,000,000	Frederick Memorial Hospital, LOC-Branch Banking & Trust,
	0.340%, 9/2/09(a)	6,000,000
11,200,000	John Hopkins University, Stone Ridge School of the Sacred Heart,
	LOC-SunTrust Bank, 1.400%, 9/2/09(a)	11,200,000
3,775,000	Woodmont Academy, LOC-Allied Irish Bank PLC, 0.480%, 9/3/09(a)	3,775,000
	Maryland State Stadium Authority Sports Facilities Lease:
30,100,000	LIQ-Bank of America, 0.900%, 9/2/09(a)(b)	30,100,000
9,235,000	Revenue, Refunding, Football Stadium, SPA-Dexia Credit Local,
	0.400%, 9/3/09(a)	9,235,000
5,500,000	Maryland State, GO, 5.000% due 2/1/10	5,602,454
	Montgomery County, MD:
12,000,000	GO, BAN, LOC-Fortis Bank, 0.300% due 10/22/09	12,000,000
13,295,000	Housing Opportunities Commission, Multi-Family Revenue, Housing
	Development, GNMA/FNMA/FHLMC, FHA, SPA-PNC Bank N.A.,
	0.440%, 9/3/09(a)(b)	13,295,000
3,200,000	Washington County, MD, EDR, St. James School Project, LOC-PNC
	Bank NA, 0.290%, 9/3/09(a)	3,200,000
7,200,000	Washington Suburban Sanitation District, MD, GO, BAN,
	SPA-Landesbank Hessen-Thuringen, 0.330%, 9/2/09(a)	7,200,000

	Total Maryland	146,922,454

	Massachusetts—3.7%
10,000,000	Malden, MA, GO, BAN, 1.750% due 4/30/10	10,075,469
17,100,000	Massachusetts Bay Transportation Authority, TECP, LOC-Fortis Bank,
	0.400% due 2/9/10	17,100,000

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2009 Annual Report | 35

Schedule of investments continued
August 31, 2009

TAX FREE RESERVES PORTFOLIO
FACE AMOUNT	SECURITY	VALUE

	Massachusetts—3.7% continued
	Massachusetts State DFA Revenue:
	Boston University:
$3,475,000	LOC-Allied Irish Bank PLC, 0.120%, 9/1/09(a)	$3,475,000
2,350,000	LOC-Bank of America N.A., 0.120%, 9/1/09(a)	2,350,000
400,000	LOC-BNP Paribas, 0.150%, 9/3/09(a)	400,000
4,895,000	Notre Dame Health Care Center, LOC-KBC Bank NV, 0.440%, 9/3/09(a)	4,895,000
3,396,000	Smith College, 0.140%, 9/3/09(a)	3,396,000
	Massachusetts State HEFA Revenue:
915,000	CIL Realty Massachusetts, LOC-HSBC Bank USA N.A., 0.240%, 9/2/09(a)	915,000
13,000,000	Harvard University, 0.100%, 9/1/09(a)	13,000,000
6,205,000	Northeastern University, LOC-JPMorgan Chase, 0.130%, 9/1/09(a)	6,205,000
3,400,000	Partners Healthcare Systems, 0.100%, 9/1/09(a)	3,400,000
4,500,000	Refunding, Wellesley College, 0.100%, 9/1/09(a)	4,500,000
6,800,000	Suffolk University, LOC-TD Bank N.A., 0.270%, 9/3/09(a)	6,800,000
1,400,000	Williams College, 0.180%, 9/2/09(a)	1,400,000
940,000	Massachusetts State HFA, Housing Revenue, FSA, SPA-Dexia Credit Local,
	0.500%, 9/2/09(a)(b)	940,000
5,000,000	Massachusetts State Housing Finance Agency Revenue, LOC-Lloyds
	TSB Bank PLC, 0.330%, 9/3/09(a)(b)	5,000,000
	Massachusetts State, GO:
1,300,000	Central Artery, SPA-State Street Bank & Trust Co., 0.110%, 9/1/09(a)	1,300,000
2,000,000	Consolidated Loan, SPA-Dexia Credit Local, 0.170%, 9/1/09(a)	2,000,000
1,200,000	Refunding, SPA-Landesbank Hessen-Thuringen, 0.260%, 9/3/09(a)	1,200,000
8,050,000	Worcester, MA, GO, BAN, 3.000% due 11/6/09	8,059,045

	Total Massachusetts	96,410,514

	Michigan—1.1%
200,000	Michigan Municipal Bond Authority Revenue, Clean Water State
	Revolving Fund, 5.000% due 10/1/09	200,716
5,500,000	Oakland University Revenue, MI, LOC-Allied Irish Bank PLC,
	0.400%, 9/2/09(a)	5,500,000
	University of Michigan:
2,300,000	Revenue, Refunding, Hospital, 0.180%, 9/1/09(a)	2,300,000
19,895,000	TECP, 0.300% due 9/15/09	19,895,000

	Total Michigan	27,895,716

	Minnesota—3.1%
1,715,000	Mendota Heights, MN, Purchase Revenue, St. Thomas Academy Project,
	LOC-Allied Irish Banks PLC, 0.480%, 9/3/09(a)	1,715,000
4,000,000	Minneapolis, MN, GO, 5.000% due 12/1/09	4,045,627
8,825,000	Minnesota Agricultural & Economic Development Board Revenue,
	Health Care Facilities, SPA-Wells Fargo Bank N.A., 0.130%, 9/1/09(a)	8,825,000
	Minnesota State Housing Finance Agency:
6,655,000	Residential Housing Finance, SPA-Lloyds TSB Bank PLC,
	0.330%, 9/3/09(a)(b)	6,655,000
	Residential Housing:
4,900,000	SPA-Lloyds TSB Bank, 0.330%, 9/3/09(a)(b)	4,900,000

See Notes to Financial Statements.

36 | Tax Free Reserves Portfolio 2009 Annual Report

TAX FREE RESERVES PORTFOLIO
FACE AMOUNT	SECURITY	VALUE

	Minnesota—3.1% continued
$12,500,000	SPA-Lloyds TSB Bank PLC, 0.330%, 9/3/09(a)(b)	$12,500,000
22,365,000	SPA-State Street Bank & Trust Co., 0.330%, 9/3/09(a)(b)	22,365,000
19,813,000	Regents of University of Minnesota, TECP, 0.420% due 1/11/10	19,813,000

	Total Minnesota	80,818,627

	Mississippi—1.2%
5,000,000	Mississippi Business Finance Corp., Chrome Deposit Corp. Project,
	LOC-PNC Bank N.A., 0.290%, 9/3/09(a)	5,000,000
21,100,000	Mississippi Development Bank, Special Obligation, Harrison, FSA,
	SPA-Dexia Credit Local, 0.750%, 9/3/09(a)	21,100,000
4,355,000	Mississippi Medical Center Educational Building Corp. Revenue,
	University of Mississippi Medical Center, SPA-KBC Bank N.V.,
	0.180%, 9/1/09(a)	4,355,000

	Total Mississippi	30,455,000

	Missouri—3.3%
	Missouri State HEFA:
	Educational Facilities Revenue:
15,650,000	St. Louis University, LOC-Bank of America N.A., 0.120%, 9/1/09(a)	15,650,000
700,000	Washington University, SPA-JPMorgan Chase, 0.150%, 9/1/09(a)	700,000
6,700,000	Washington University, SPA-JPMorgan Chase, 0.150%, 9/1/09(a)	6,700,000
4,215,000	Health Facilities Revenue, SSM Health Care, FSA, SPA-UBS AG,
	0.330%, 9/1/09(a)	4,215,000
	Revenue:
8,960,000	BJC Health Systems, SPA-Bank of Nova Scotia & JPMorgan Chase,
	0.130%, 9/1/09(a)	8,960,000
5,590,000	St. Francis Medical Center, LOC-Bank of America N.A.,
	0.200%, 9/1/09(a)	5,590,000
	Washington University:
10,325,000	SPA-Dexia Credit Local, 0.160%, 9/1/09(a)	10,325,000
3,300,000	SPA-JPMorgan Chase, 0.120%, 9/1/09(a)	3,300,000
	TECP, LOC-Bank of Nova Scotia,
7,000,000	0.350% due 11/16/09	7,000,000
15,000,000	0.400% due 11/17/09	15,000,000
2,005,000	Springfield, MO, IDA Revenue, McIntosh Holdings LLC Project,
	LOC-U.S. Bank N.A., 0.680%, 9/3/09(a)(b)	2,005,000
6,200,000	Washington, MO, Industrial Revenue, Pauwels Transformers Inc. Project,
	LOC-Bank of America N.A., 0.550%, 9/3/09(a)(b)	6,200,000

	Total Missouri	85,645,000

	Nebraska—2.4%
	Nebraska Investment Finance Authority:
5,300,000	Multi-Family Revenue, Housing Irvington Heights, LOC-Citibank N.A.,
	0.350%, 9/3/09(a)(b)	5,300,000
6,380,000	Single-Family Housing Revenue, SPA-FHLB, 0.420%, 9/2/09(a)(b)	6,380,000
	Nebraska Public Power District, TECP, LOC-Bank of Nova Scotia:
21,700,000	0.420% due 1/12/10	21,700,000
10,000,000	0.400% due 1/14/10	10,000,000

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2009 Annual Report | 37

Schedule of investments continued
August 31, 2009

TAX FREE RESERVES PORTFOLIO
FACE AMOUNT	SECURITY	VALUE

	Nebraska—2.4% continued
$18,100,000	Omaha, NE, Public Power District, TECP, LOC-JPMorgan Chase,
	0.420% due 1/12/10	$18,100,000

	Total Nebraska	61,480,000

	Nevada—3.6%
15,590,000	Clark County School District, FSA, SPA-State Street Bank & Trust Co.,
	0.120%, 9/1/09(a)	15,590,000
	Clark County, NV, Airport Revenue, FSA, SPA-Dexia Credit Local:
30,000,000	0.500%, 9/2/09(a)(b)	30,000,000
31,000,000	0.570%, 9/2/09(a)(b)	31,000,000
3,300,000	Las Vegas, NV, GO, LOC-Lloyds TSB Bank PLC, 0.130%, 9/1/09(a)	3,300,000
5,775,000	Reno, NV, Sales Tax Revenue, Reno Project, LOC-Bank of New York,
	0.120%, 9/1/09(a)	5,775,000
9,343,000	Tuckee Meadows, NV, Water Authority Revenue, TECP, LOC-Lloyds
	TSB Bank, 0.350% due 10/7/09	9,343,000

	Total Nevada	95,008,000

	New Hampshire—0.2%
4,300,000	New Hampshire HEFA Revenue, Refunding, Dartmouth College,
	SPA-JPMorgan Chase, 0.130%, 9/1/09(a)	4,300,000

	New Jersey—1.3%
13,555,000	New Jersey EDA School Revenue, Facilities Construction,
	LOC-Bank of Nova Scotia, Lloyds TSB Bank PLC, 0.150%, 9/1/09(a)	13,555,000
345,000	New Jersey Health Care Facilities Financing Authority Revenue,
	LOC-Bank of America N.A., 0.250%, 9/3/09(a)	345,000
6,075,000	New Jersey State Turnpike Authority Revenue, FSA, SPA-Dexia Credit
	Local, 0.550%, 9/2/09(a)	6,075,000
3,280,000	Park Ridge, NJ, GO, BAN, 2.250% due 2/5/10	3,284,145
11,515,000	South Orange Village Township, NJ, GO, BAN, 2.000% due 2/2/10	11,538,920

	Total New Jersey	34,798,065

	New York—5.4%
	Long Island, NY, Power Authority, Electric System Revenue,
	FSA, SPA-Dexia Credit Local:
1,000,000	0.550%, 9/2/09(a)	1,000,000
200,000	0.550%, 9/7/09(a)	200,000
	MTA, NY, Revenue:
10,000,000	TECP, LOC-ABN AMRO Bank N.V., 0.320% due 9/3/09	10,000,000
23,000,000	Transportation, LOC-Landesbank Hessen-Thuringen,
	0.160%, 9/1/09(a)	23,000,000
2,000,000	Nassau County, NY, IDA Civic Facility Revenue, Cold Spring Harbour
	Laboratory, SPA-JPMorgan Chase, 0.100%, 9/1/09(a)	2,000,000
	New York City, NY:
	GO:
5,700,000	LOC-Allied Irish Bank PLC, 0.120%, 9/1/09(a)	5,700,000
23,200,000	LOC-Morgan Guaranty Trust, 0.120%, 9/1/09(a)	23,200,000
10,400,000	SPA-Landesbank Hessen-Thuringen, 0.120%, 9/1/09(a)	10,400,000

See Notes to Financial Statements.

38 | Tax Free Reserves Portfolio 2009 Annual Report

TAX FREE RESERVES PORTFOLIO
FACE AMOUNT	SECURITY	VALUE

	New York—5.4% continued
	Subordinated:
$7,300,000	FSA, SPA-Dexia Credit Local, 0.120%, 9/1/09(a)	$7,300,000
1,400,000	LOC-Bank of Nova Scotia, 0.120%, 9/2/09(a)	1,400,000
2,700,000	NATL, SPA-Wachovia Bank N.A., 0.100%, 9/1/09(a)	2,700,000
900,000	IDA, 1 Bryant Park LLC, LOC-Bank of America N.A., Citibank N.A.,
	GIC-Bayerische Landesbank, 0.130%, 9/1/09(a)	900,000
	MFA Water & Sewer System Revenue:
11,600,000	Second General Resolution, Fiscal 2008, SPA-Fortis Bank SA,
	0.120%, 9/1/09(a)	11,600,000
16,500,000	SPA-Fortis Bank S.A., 0.150%, 9/1/09(a)	16,500,000
	Municipal Water Finance Authority, Water & Sewer System Revenue:
5,600,000	SPA-Landesbank Hessen-Thuringen, 0.110%, 9/1/09(a)	5,600,000
2,000,000	SPA-Lloyds TSB Bank PLC, 0.120%, 9/1/09(a)	2,000,000
900,000	NATL, SPA-Bank of Nova Scotia, 0.100%, 9/1/09(a)	900,000
	TFA:
1,200,000	Future Tax Secured, C5, SPA-Citibank N.A., 0.110%, 9/1/09(a)	1,200,000
3,100,000	New York City Recovery Project Revenue, Subordinated, LIQ-Dexia
	Credit Local, 0.120%, 9/1/09(a)	3,100,000
1,520,000	New York State Dormitory Authority Revenue, Catholic Health System
	Obligation, LOC-HSBC Bank USA, 0.200%, 9/3/09(a)	1,520,000
	New York, NY:
1,700,000	GO, FSA, 0.120%, 9/1/09(a)	1,700,000
10,000,000	TECP, 0.400% due 9/2/09	10,000,000

	Total New York	141,920,000

	North Carolina—3.8%
5,000,000	Board of Governors University, NC, TECP, 0.330% due 12/1/09	5,000,000
	Charlotte-Mecklenburg Hospital Authority, NC, Health Care System
	Revenue:
200,000	Carolinas College of Health Sciences, FSA, LIQ-Dexia Credit Local,
	2.600%, 9/3/09(a)	200,000
1,500,000	FSA, SPA-Dexia Credit Local, 0.330%, 9/3/09(a)	1,500,000
7,445,000	City of Charlotte, NC, TECP, LOC-Wachovia Bank N.A., 0.450% due 9/24/09	7,445,000
7,290,000	Forsyth County, NC, Industrial Facilities & Pollution Control Financing
	Authority Revenue, Ltd. Obligation, Industrial Silvio Property,
	LOC-Fifth Third Bank, 2.200%, 9/4/09(a)(b)	7,290,000
	Mecklenburg County, NC:
	COP:
6,500,000	SPA-Depfa Bank PLC, 0.310%, 9/3/09(a)	6,500,000
27,845,000	SPA-Landesbank Hessen-Thuringen, 0.200%, 9/1/09(a)	27,845,000
13,325,000	GO, 2.000% due 11/5/09(d)	13,348,401
	North Carolina Capital Facilities Finance Agency:
3,000,000	Lees-McRae College, LOC-Branch Banking & Trust Corp.,
	0.480%, 9/3/09(a)	3,000,000
3,765,000	Educational Facilities Revenue, Guilford College Project,
	LOC-Branch Banking & Trust, 0.330%, 9/3/09(a)	3,765,000

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2009 Annual Report | 39

Schedule of investments continued
August 31, 2009

TAX FREE RESERVES PORTFOLIO
FACE AMOUNT	SECURITY	VALUE

	North Carolina—3.8% continued
$3,915,000	North Carolina Medical Care Commission, Health Care Facilities
	Revenue, Carol Woods Project, Radian, LOC-Branch Banking & Trust,
	0.200%, 9/1/09(a)	$3,915,000
12,405,000	North Carolina Medical Care Community, Health Care Facilities
	Revenue, Blue Ridge Healthcare Systems Inc., LOC-Wachovia Bank
	N.A., 0.200%, 9/1/09(a)	12,405,000
7,000,000	Winston Salem, NC, COP, SPA-Dexia Credit Local, 0.330%, 9/3/09(a)	7,000,000

	Total North Carolina	99,213,401

	Ohio—2.0%
9,000,000	Montgomery County, OH, Revenue Bonds, TECP, LOC-Dexia Credit Local,
	1.000% due 9/2/09	9,000,000
2,520,000	Ohio State Higher Educational Facilities Revenue, Pooled Financing
	Program, LOC-Fifth Third Bank, 1.500%, 9/3/09(a)	2,520,000
5,790,000	Ohio State Higher Educational Facility Commission Revenue,
	Pooled Financing Program, LOC-Fifth Third Bank, 1.500%, 9/3/09(a)	5,790,000
1,600,000	Ohio State University, General Receipts, 0.200%, 9/2/09(a)	1,600,000
8,100,000	Ohio State Water Development Authority, Pollution Control Facilities Revenue,
	Refunding, Firstenergy Project, LOC-Barclays Bank PLC, 0.250%, 9/2/09(a)	8,100,000
1,000,000	Ohio State Water Nuclear Development Authority, PCR, Refunding,
	Firstenergy Nuclear Project, LOC-Wachovia Bank, 0.200%, 9/1/09(a)	1,000,000
	Ohio State, GO:
715,000	Common Schools, 0.230%, 9/2/09(a)	715,000
400,000	Refunding and Improvement Infrastructure, 0.250%, 9/2/09(a)	400,000
2,000,000	South Euclid, OH, GO, BAN, 2.500% due 1/25/10	2,011,881
	Summit County, OH:
11,750,000	Port Authority Facilities Revenue, Summa Wellness Institute,
	LOC-Fifth Third Bank, 2.250%, 9/2/09(a)	11,750,000
4,700,000	Revenue, Goodwill Industries of Akron Inc., LOC-Fifth Third Bank,
	1.850%, 9/2/09(a)	4,700,000
3,607,000	Washington County, OH, Hospital Revenue, Marietta Area Health
	Care Inc., FSA, SPA-Bank One N.A., 1.700%, 9/4/09(a)	3,607,000

	Total Ohio	51,193,881

	Oklahoma—0.7%
1,200,000	Oklahoma Development Finance Authority Revenue, Integris Baptist
	Medical Center Inc., SPA-JPMorgan Chase, 0.200%, 9/1/09(a)	1,200,000
17,900,000	Oklahoma State Turnpike Authority Revenue, SPA-JPMorgan Chase,
	0.130%, 9/1/09(a)	17,900,000

	Total Oklahoma	19,100,000

	Oregon—1.8%
	Clackamas County, OR, Hospital Facility Authority, TECP:
10,000,000	0.450% due 12/1/09	10,000,000
20,000,000	0.500% due 1/19/10	20,000,000
2,220,000	Medford, OR, Hospital Facilities Authority Revenue, Cascade Manor
	Project, LOC-KBC Bank N.V., 0.180%, 9/1/09(a)	2,220,000
	Oregon State GO, Veterans Welfare, SPA-Dexia Credit Local:
1,200,000	0.130%, 9/1/09(a)(b)	1,200,000

See Notes to Financial Statements.

40 | Tax Free Reserves Portfolio 2009 Annual Report

TAX FREE RESERVES PORTFOLIO
FACE AMOUNT	SECURITY	VALUE

	Oregon—1.8% continued
$1,000,000	0.130%, 9/1/09(a)	$1,000,000
2,700,000	Oregon State Health Housing, Educational & Cultural Facilities Authority
	Revenue, PeaceHealth, LOC-U.S. Bank N.A., 0.060%, 9/1/09(a)	2,700,000
5,000,000	Port of Portland, OR, Special Obligation Revenue, Refunding, Portland
	Bulk Terminal, LOC-Canadian Imperial Bank, 0.350%, 9/3/09(a)(b)	5,000,000
4,755,000	Washington County, OR, Housing Authority Revenue, Refunding-
	Bethany Meadows II Project, LOC-U.S. Bank N.A., 0.470%, 9/3/09(a)(b)	4,755,000

	Total Oregon	46,875,000

	Pennsylvania—5.9%
10,000,000	Allegheny County, PA, Higher Education Building Authority, University
	Revenue, Carnegie Mellon University, SPA-Bank of New York,
	0.150%, 9/1/09(a)	10,000,000
6,505,000	Cumberland County, PA, Municipal Authority Revenue, Refunding,
	Asbury Obligated Group, LOC-KBC Bank N.V., 0.280%, 9/3/09(a)	6,505,000
1,405,000	Delaware County, PA, Authority Revenue, Elwyn Inc. Project,
	LOC-Wachovia Bank N.A., 0.200%, 9/1/09(a)	1,405,000
4,700,000	Doylestown, PA, Hospital Authority, Hospital Revenue, LOC-PNC Bank,
	0.250%, 9/3/09(a)	4,700,000
	Geisinger Authority, PA:
12,900,000	Health System, Geisinger Health System Foundation,
	SPA-Wachovia Bank N.A., 0.130%, 9/1/09(a)	12,900,000
3,300,000	Health System Revenue, Geisinger Health System, SPA-PNC Bank N.A.,
	0.120%, 9/1/09(a)	3,300,000
2,700,000	Lampeter-Strasburg, PA, School District, FSA, SPA-Royal Bank of Canada,
	0.450%, 9/3/09(a)	2,700,000
	Lancaster County, PA, Hospital Authority Revenue:
665,000	Lancaster General Hospital, LOC-Bank of America N.A., 0.180%, 9/1/09(a)	665,000
12,100,000	Masonic Homes Project, LOC-Wachovia Bank N.A., 0.200%, 9/1/09(a)	12,100,000
12,900,000	Lancaster, PA, IDA Revenue, Hospice Lancaster County Project,
	LOC-PNC Bank N.A., 0.290%, 9/3/09(a)	12,900,000
	Luzerne County, PA:
9,495,000	GO, Notes, FSA, SPA-JPMorgan Chase, 0.450%, 9/3/09(a)	9,495,000
8,000,000	IDA, Lease Revenue, GTD, LOC-PNC Bank N.A., 0.290%, 9/3/09(a)	8,000,000
1,805,000	Manheim Township, PA, School District, GO, FSA, SPA-Royal Bank
	of Canada, 1.200%, 9/3/09(a)	1,805,000
7,415,000	Middletown, PA, Area School District, FSA, SPA-RBC Centura Bank,
	1.200%, 9/3/09(a)	7,415,000
	Montgomery County, PA, IDA Revenue:
1,875,000	Lasalle College High School, LOC-PNC Bank N.A., 0.290%, 9/3/09(a)	1,875,000
6,000,000	Lasalle College, LOC-PNC Bank N.A., 0.290%, 9/3/09(a)	6,000,000
2,570,000	New Castle, PA, Area Hospital Authority, Jameson Memorial Hospital,
	LOC-PNC Bank, 0.290%, 9/3/09(a)	2,570,000
	Pennsylvania Economic Development Financing Authority Revenue:
1,875,000	LOC-PNC Bank N.A., 0.490%, 9/3/09(a)(b)	1,875,000
5,000,000	York Water Co. Project, LOC-PNC Bank N.A., 0.440%, 9/3/09(a)(b)	5,000,000
3,300,000	Pennsylvania Higher EFA, College & University Revenues,
	St. Joseph’s University, LOC-Allied Irish Bank PLC, 0.370%, 9/2/09(a)	3,300,000

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2009 Annual Report | 41

Schedule of investments continued
August 31, 2009

TAX FREE RESERVES PORTFOLIO
FACE AMOUNT	SECURITY	VALUE

	Pennsylvania—5.9% continued
$745,000	Pennsylvania Housing Finance Agency, SPA-Dexia Credit Local,
	0.550%, 9/2/09(a)(b)	$745,000
	Pennsylvania State, GO:
100,000	4.750% due 9/1/09	100,000
3,000,000	5.250% due 1/1/10	3,047,720
	Philadelphia, PA:
2,400,000	Authority for IDR, Newcourtland Elder Services Project,
	LOC-PNC Bank N.A., 0.150%, 9/1/09(a)	2,400,000
	School District, GO:
7,000,000	LOC-Commerce Bank N.A., 0.220%, 9/3/09(a)	7,000,000
12,100,000	TAN, 2.500% due 6/30/10	12,276,897
4,620,000	Pittsburgh & Allegheny County, PA, Sports & Exhibition Authority, FSA,
	SPA-PNC Bank, 0.430%, 9/3/09(a)	4,620,000
900,000	Saint Mary Hospital Authority Bucks County, Catholic Health,
	0.160%, 9/2/09(a)	900,000
2,885,000	State Public School Building Authority, Albert Gallatin Area Schools,
	FSA, SPA-PNC Bank, 0.450%, 9/3/09(a)	2,885,000
5,735,000	Westmoreland County, PA, IDA Revenue, Health System, Excela Project,
	LOC-Wachovia Bank N.A., 0.290%, 9/3/09(a)	5,735,000

	Total Pennsylvania	154,219,617

	Puerto Rico—0.2%
	Commonwealth of Puerto Rico, GO, Refunding, Public Improvements, FSA:
4,600,000	LOC-Wachovia Bank N.A., 0.100%, 9/1/09(a)	4,600,000
300,000	SPA-Dexia Credit Local, 0.100%, 9/1/09(a)	300,000

	Total Puerto Rico	4,900,000

	South Carolina—1.0%
15,520,000	Charleston County, SC, School District, GO, BAN, 1.150% due 11/12/09	15,542,104
9,540,000	South Carolina Association of Governmental Organizations, COP,
	1.500% due 3/1/10	9,590,276

	Total South Carolina	25,132,380

	South Dakota—0.1%
1,590,000	South Dakota Housing Development Authority, Homeownership Mortgage,
	SPA-Landesbank Hessen-Thuringen, 0.280%, 9/2/09(a)	1,590,000

	Tennessee—2.8%
5,600,000	Blount County, TN, Public Building Authority, Local Government Public
	Improvement, LOC-Branch Banking & Trust, 0.330%, 9/2/09(a)	5,600,000
100,000	Franklin, TN, Water & Sewer Revenue & Tax Bonds, GO, 4.000%
	due 11/1/09	100,550
	Jackson, TN:
9,600,000	Energy Authority Electric System Revenue, LOC-Fifth Third Bank,
	1.850%, 9/4/09(a)	9,600,000
13,930,000	Health Educational & Housing Facility Board Revenue, Union
	University, LOC-SunTrust Bank, 1.400%, 9/2/09(a)	13,930,000
3,596,000	Metropolitan Government Nashville & Davidson County, TN,
	Health & Educational Facilities Board Revenue, Old Hickory Towers,
	LOC-Wachovia Bank N.A., 0.440%, 9/2/09(a)(b)(c)	3,596,000

See Notes to Financial Statements.

42 | Tax Free Reserves Portfolio 2009 Annual Report

TAX FREE RESERVES PORTFOLIO
FACE AMOUNT	SECURITY	VALUE

	Tennessee—2.8% continued
	Montgomery County, TN, Public Building Authority:
$8,665,000	Pooled Financing, Tennessee County Loan Pool, LOC-Bank
	of America, 0.140%, 9/1/09(a)	$8,665,000
16,965,000	Pooled Financing Revenue, Tennessee County Loan Pool,
	LOC-Bank of America N.A., 0.140%, 9/1/09(a)	16,965,000
14,400,000	Shelby County, TN, GO, Refunding, SPA-Dexia Credit Local,
	0.550%, 9/3/09(a)	14,400,000

	Total Tennessee	72,856,550

	Texas—7.6%
1,125,000	Austin, TX, Utility System Revenue, Water & Wastewater System Revenue,
	FSA, SPA-Landesbank Baden-Wurttemberg, 0.550%, 9/3/09(a)	1,125,000
	Dallas, TX, Performing Arts Cultural Facilities Corp. Revenue:
13,200,000	Dallas Center for the Performing Arts Foundation Inc. Project,
	LOC-Bank of America N.A., 0.130%, 9/1/09(a)	13,200,000
1,000,000	Dallas Center for the Performing Arts Foundation Inc.,
	LOC-JPMorgan Chase, 0.130%, 9/1/09(a)	1,000,000
11,800,000	Gregg County, TX, Health Facilities Development Corp., Hospital
	Revenue, Good Shepherd Hospital Inc., Radian, LOC-JPMorgan Chase,
	0.150%, 9/1/09(a)	11,800,000
	Harris County, TX:
2,735,000	Cultural Education Facilities Finance Corp. Special Facilities Revenue,
	Texas Medical Center, LOC-JPMorgan Chase, 0.130%, 9/1/09(a)	2,735,000
22,500,000	Cultural Educational Facilities Finance Corp. Revenue, TECP,
	0.550% due 2/25/10	22,500,000
	Health Facilities Development Corp., Hospital Revenue:
	Baylor College of Medicine, AMBAC:
26,500,000	LOC-Bank of America N.A., 0.130%, 9/1/09(a)	26,500,000
6,600,000	LOC-Wachovia Bank N.A., 0.200%, 9/1/09(a)	6,600,000
13,100,000	Baylor College of Medicine, LOC-Compass Bank, 1.550%, 9/2/09(a)	13,100,000
18,400,000	Memorial Hermann Healthcare Systems, FSA, SPA-Dexia Credit
	Local, 0.600%, 9/2/09(a)	18,400,000
	Houston, TX:
6,000,000	Airport Systems Revenue, TECP, LOC-Dexia Credit Local,
	0.550% due 9/21/09	6,000,000
	Higher Education Finance Corp. Revenue:
3,900,000	Rice University Project, 0.120%, 9/1/09(a)	3,900,000
7,500,000	William Marsh Rice University Project, 0.130%, 9/1/09(a)	7,500,000
	Utility System Revenue:
10,000,000	First Lien, LOC-Bank of America N.A., Bank of New York, Dexia
	Credit Local, State Street Bank & Trust Co., 0.330%, 9/3/09(a)	10,000,000
6,500,000	LOC-Bank of America N.A., Bank of New York, Dexia Credit Local,
	State Street Bank & Trust Co., 0.300%, 9/3/09(a)	6,500,000
10,800,000	North Texas Higher Education Authority, Student Loan, Revenue,
	LOC-Lloyds Bank PLC, 0.450%, 9/2/09(a)(b)	10,800,000
	San Antonio, TX:
6,450,000	Empowerment Zone Development Corp., Drury Southwest Hotel
	Project, LOC-U.S. Bank, 0.450%, 9/3/09(a)(b)	6,450,000

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2009 Annual Report | 43

Schedule of investments continued
August 31, 2009

TAX FREE RESERVES PORTFOLIO
FACE AMOUNT	SECURITY	VALUE

	Texas—7.6% continued
$775,000	IDA, IDR, Tindall Corp. Project, LOC-Wachovia Bank N.A.,
	0.430%, 9/3/09(a)(b)	$775,000
10,000,000	Texas State Department of Transportation Highway Revenue, TECP,
	0.400% due 11/10/09	10,000,000
5,390,000	Texas Technical University Revenue, TECP, 0.400% due 3/9/10	5,390,000
3,615,000	Trinity River Authority, TX, Solid Waste Disposal Revenue, Community
	Waste Disposal Project, LOC-Wells Fargo Bank N.A., 0.380%, 9/3/09(a)(b)	3,615,000
11,094,000	University of Texas System Revenue, TECP, 0.350% due 2/16/10	11,094,000

	Total Texas	198,984,000

	Utah—3.3%
	Central Utah Water Conservancy District:
14,700,000	GO, LIQ-Helaba, 0.400%, 9/2/09(a)	14,700,000
6,000,000	Water Revenue, BAN, 2.000% due 7/22/10	6,042,204
5,300,000	Utah Housing Corp. Single Family Mortgage Revenue, SPA-FHLB,
	0.400%, 9/2/09(a)(b)	5,300,000
	Utah Transit Authority, Sales Tax Revenue, LOC-Fortis Bank SA/NV:
1,400,000	0.100%, 9/1/09(a)	1,400,000
41,000,000	0.120%, 9/1/09(a)	41,000,000
8,600,000	Utah Water Finance Agency Revenue, LIQ-JPMorgan Chase,
	0.320%, 9/2/09(a)	8,600,000
10,000,000	Weber County, UT, Hospital Revenue, IHC Health Services,
	SPA-Landesbank Hessen-Thuringen, 0.180%, 9/1/09(a)	10,000,000

	Total Utah	87,042,204

	Vermont—0.8%
20,000,000	Vermont Student Assistance Corp. Education Loan Revenue,
	SPA-Bank of New York, 0.340%, 9/3/09(a)(b)	20,000,000

	Virginia—1.7%
5,300,000	Albemarle County, VA, EDA Hospital Revenue, Martha Jefferson Hospital,
	LOC-Wachovia Bank N.A., 0.200%, 9/1/09(a)	5,300,000
260,000	Charlottesville, VA, IDA, Educational Facilities Revenue, University of
	Virginia Foundation Project, LOC-Wachovia Bank N.A., 0.320%, 9/3/09(a)	260,000
	Virginia College Building Authority, VA:
2,570,000	Educational Facilities Revenue, 21st Century College, SPA-Wachovia
	Bank, 0.200%, 9/1/09(a)	2,570,000
8,660,000	Various Shenandoah University Projects, LOC-Branch Banking
	& Trust, 0.150%, 9/1/09(a)	8,660,000
	Virginia Commonwealth University:
12,225,000	Health System Authority Revenue, AMBAC, LOC-Wachovia Bank N.A.,
	0.200%, 9/1/09(a)	12,225,000
	VA, AMBAC, LOC-Wachovia Bank N.A.:
4,740,000	0.100%, 9/1/09(a)	4,740,000
10,000,000	SPA-Wachovia Bank N.A., 0.130%, 9/1/09(a)	10,000,000
150,000	Virginia State Resources Authority, Infrastructure Revenue,
	Pooled Loan Bond Program, 5.000% due 11/1/09	151,075

	Total Virginia	43,906,075

See Notes to Financial Statements.

44 | Tax Free Reserves Portfolio 2009 Annual Report

TAX FREE RESERVES PORTFOLIO
FACE AMOUNT	SECURITY	VALUE

	Washington—0.2%
$4,000,000	Vancouver, WA, Housing Authority Revenue, LIQ-FHLMC, 0.330%, 9/3/09(a)	$4,000,000
2,200,000	Washington State HFC, MFH Revenue, The Lodge at Eagle Ridge LLC,
	LOC-Bank of America N.A., 0.370%, 9/3/09(a)(b)	2,200,000

	Total Washington	6,200,000

	West Virginia—0.5%
4,050,000	Brooke County, WV, County Commission Commercial Development Revenue,
	Bethany College Project, LOC-PNC Bank N.A., 0.290%, 9/3/09(a)	4,050,000
8,985,000	West Virginia State Hospital Finance Authority Hospital Revenue, United
	Hospital Center Inc., LOC-Branch Banking & Trust, 0.280%, 9/3/09(a)	8,985,000

	Total West Virginia	13,035,000

	Wisconsin—4.2%
2,100,000	Appleton, WI, IDR, Great Northern Corp. Project, LOC-U.S. Bank N.A.,
	0.450%, 9/2/09(a)(b)	2,100,000
1,300,000	Campbell, WI, IDR, Skipperliner Industries Project, LOC-U.S. Bank N.A.,
	0.450%, 9/2/09(a)(b)	1,300,000
6,900,000	Oostburg, WI, IDR, Dutchland Plastics Corp. Project, LOC-Fifth Third
	Bank, 2.250%, 9/4/09(a)(b)	6,900,000
8,430,000	Wisconsin Housing & EDA, Housing Revenue, FSA, SPA-FHLB,
	0.700%, 9/2/09(a)(b)	8,430,000
68,000,000	Wisconsin State HEFA Revenue, Froedtert & Community Health,
	LOC-U.S. Bank N.A., 0.190%, 9/1/09(a)	68,000,000
22,620,000	Wisconsin State, GO, TECP, 0.450% due 11/5/09	22,620,000

	Total Wisconsin	109,350,000

	Wyoming—0.2%
1,300,000	Sweetwater County, WY, Environmental Important Revenue, Simplot
	Phosphates LLC, LOC-Rabobank Nederland, 0.430%, 9/2/09(a)(b)	1,300,000
4,000,000	Wyoming CDA, Housing Revenue, SPA-State Street Bank & Trust Co.,
	0.450%, 9/2/09(a)(b)	4,000,000

	Total Wyoming	5,300,000

	TOTAL INVESTMENTS—100.3% (Cost—$2,615,196,962#)	2,615,196,962
	Liabilities in Excess of Other Assets—(0.3)%	(6,688,209)

	TOTAL NET ASSETS—100.0%	$2,608,508,753

(a)

Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. Date shown is the date of the next interest rate change.

(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2009.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2009 Annual Report | 45

Schedule of investments continued
August 31, 2009

TAX FREE RESERVES PORTFOLIO

Abbreviations used in this schedule:
ABAG	—	Association of Bay Area Governor
AMBAC	—	American Municipal Bond Assurance Corporation - Insured Bonds
BAN	—	Bond Anticipation Notes
CDA	—	Community Development Authority
CIL	—	Corporation for Independent Living
COP	—	Certificate of Participation
CTFS	—	Certificates
DFA	—	Development Finance Agency
EDA	—	Economic Development Authority
EDR	—	Economic Development Revenue
EFA	—	Educational Facilities Authority
FHA	—	Federal Housing Administration
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corporation
FNMA	—	Federal National Mortgage Association
FSA	—	Financial Security Assurance - Insured Bonds
GIC	—	Guaranteed Investment Contract
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
GTD	—	Guaranteed
HEFA	—	Health & Educational Facilities Authority
HFA	—	Housing Finance Authority
HFC	—	Housing Finance Commission
IDA	—	Industrial Development Authority
IDR	—	Industrial Development Revenue
LIQ	—	Liquidity Facility
LOC	—	Letter of Credit
MFA	—	Municipal Finance Authority
MFH	—	Multi-Family Housing
MTA	—	Metropolitan Transportation Authority
MUD	—	Municipal Utilities District
NATL	—	National Public Finance Guarantee Corporation - Insured Bonds
PCFA	—	Pollution Control Finance Authority
PCR	—	Pollution Control Revenue
RDA	—	Redevelopment Agency
Radian	—	Radian Asset Assurance - Insured Bonds
SPA	—	Standby Bond Purchase Agreement - Insured Bonds
TAN	—	Tax Anticipation Notes
TECP	—	Tax Exempt Commercial Paper
TFA	—	Transitional Finance Authority

See Notes to Financial Statements.

46  |  Tax Free Reserves Portfolio 2009 Annual Report

TAX FREE RESERVES PORTFOLIO

SUMMARY OF INVESTMENTS BY INDUSTRY*
Health care	22.2%
Education	19.5
Transportation	11.9
General obligation	10.7
Water & sewer	5.8
Utilities	4.7
Miscellaneous	4.5
Industrial revenue	4.1
Housing: single family	3.9
Housing: multi family	3.7
Public facilities	3.1
Power	2.4
Finance	1.5
Tax allocation	1.0
Pollution control	0.8
Solid waste/resource recovery	0.1
Life care systems	0.1

100.0%

*	As a percentage of total investments. Please note that Portfolio holdings are as of August 31, 2009 and are subject to change.

RATINGS TABLE† (unaudited)
S&P/Moody’s/Fitch‡
A-1	69.0%
VMIG1	20.2
P-1	3.6
F1	2.9
SP-1	2.1
AA/Aa	0.8
MIG 1	0.5
NR	0.5
AAA/Aaa	0.4

100.0%

†	As a percentage of total investments.

‡	S&P primary rating; Moody’s secondary, then Fitch.

See pages 48 and 49 for definitions of ratings.

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2009 Annual Report  |  47

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

48  |  Tax Free Reserves Portfolio 2009 Annual Report

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC	—

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature—VRDO.

MIG 1	—	Moody’s highest rating for short-term municipal obligations.

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

F1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

Tax Free Reserves Portfolio 2009 Annual Report  |  49

Statement of assets and liabilities

Tax Free Reserves Portfolio
August 31, 2009

ASSETS:
Investments, at value	$2,615,196,962
Cash	97,352
Receivable for securities sold	3,000,178
Interest receivable	2,208,799

Total Assets	2,620,503,291

LIABILITIES:
Payable for securities purchased	11,619,636
Investment management fee payable	309,041
Trustees’ fees payable	6,946
Accrued expenses	58,915

Total Liabilities	11,994,538

TOTAL NET ASSETS	$2,608,508,753

REPRESENTED BY:
Paid-in Capital	$2,608,508,753

See Notes to Financial Statements.

50 | Tax Free Reserves Portfolio 2009 Annual Report

Statement of operations

Tax Free Reserves Portfolio
For the Year Ended August 31, 2009

INVESTMENT INCOME:
Interest	$35,869,912

EXPENSES:
Investment management fee (Note 2)	3,910,984
Legal fees	110,328
Trustees’ fees	37,619
Insurance	34,970
Audit and tax	28,450
Custody fees	17,836
Miscellaneous expenses	10,009

Total Expenses	4,150,196
Less: Fee waivers and/or expense reimbursements (Note 2)	(238,820)
Fees paid indirectly (Note 1)	(392)

Net Expenses	3,910,984

NET INVESTMENT INCOME	31,958,928

NET REALIZED LOSS ON INVESTMENTS	(157,574)

INCREASE IN NET ASSETS FROM OPERATIONS	$31,801,354

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2009 Annual Report | 51

Statements of changes in net assets

Tax Free Reserves Portfolio

FOR THE YEARS ENDED AUGUST 31,	2009	2008

OPERATIONS:
Net investment income	$31,958,928	$62,778,703
Net realized gain (loss)	(157,574)	201,254

Increase in Net Assets From Operations	31,801,354	62,979,957

CAPITAL TRANSACTIONS:
Proceeds from contributions	3,289,263,233	6,032,635,687
Value of withdrawals	(3,422,266,912)	(5,220,780,138)

Increase (Decrease) in Net Assets From Capital Transactions	(133,003,679)	811,855,549

INCREASE (DECREASE) IN NET ASSETS	(101,202,325)	874,835,506

NET ASSETS:
Beginning of year	2,709,711,078	1,834,875,572

End of year	$2,608,508,753	$2,709,711,078

See Notes to Financial Statements.

52 | Tax Free Reserves Portfolio 2009 Annual Report

Financial highlights

Tax Free Reserves Portfolio

FOR YEARS ENDED AUGUST 31:
	2009	2008	2007	2006	2005

NET ASSETS, END OF YEAR (MILLIONS)	$2,609	$2,710	$1,835	$1,680	$2,261

Total return[1]	1.22%	2.54%	3.56%	3.05%	1.88%

RATIOS TO AVERAGE NET ASSETS:

Gross expenses	0.16%	0.16%	0.16%[2]	0.17%	0.23%
Net expenses[3,4,5]	0.15	0.15	0.15 [2]	0.15	0.15
Net investment income	1.23	2.49	3.51	2.99	1.95

[1]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[2]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would have been 0.16% and 0.15%, respectively.

[3]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the Portfolio will not exceed 0.15%.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

Tax Free Reserves Portfolio 2009 Annual Report | 53

Notes to financial statements

1. Organization and significant accounting policies

Tax Free Reserves Portfolio (the “Portfolio”) is a separate, non-diversified investment series of Master Portfolio Trust (the “Trust”). The Trust, a Maryland business Trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At August 31, 2009, all investors in the Portfolio were funds advised or administered by the manager of the Portfolio and/or its affiliates.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through October 26, 2009, the issuance date of the financial statements.

(a) Investment valuation. Money market instruments are valued at amortized cost, in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing portfolio securities at their cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Portfolio’s use of amortized cost is subject to its compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

The Portfolio has adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

54 | Tax Free Reserves Portfolio 2009 Annual Report

	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL

Short-term investments†	—	$2,615,196,962	—	$2,615,196,962

†	See Schedule of Investment for additional detailed categorizations.

(b) Interest income and expenses. Interest income consists of interest accrued and discount earned (including both original issue and market discount adjusted for amortization of premium) on the investments of the Portfolio. Expenses of the Portfolio are accrued daily. The Portfolio bears all costs of its operations other than expenses specifically assumed by the manager.

(c) Credit and market risk. The Portfolio may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

(d) Fees paid indirectly. The Portfolio’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Portfolio.

(e) Income taxes. The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of Internal Revenue Code.

Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2009, no provision for income tax would be required in the Portfolio’s financial statements. The Portfolio’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(f) Other. Purchases, maturities and sales of money market instruments are accounted for on the date of the transaction. Realized gains and losses are calculated on the identified cost basis.

Tax Free Reserves Portfolio 2009 Annual Report | 55

Notes to financial statements continued

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and Western Asset Management Company (“Western Asset”) is the Portfolio’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.15% of the Portfolio’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Portfolio.

During the year ended August 31, 2009, the Portfolio had a voluntary expense limitation in place of 0.15% of the Portfolio’s average daily net assets.

During the year ended August 31, 2009, LMPFA waived a portion of its fee in the amount of $238,820.

The manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, “Disclosure about Derivative Instruments and Hedging Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.

During the period ended August 31, 2009, the Portfolio did not invest in Swaps, Options, or Futures and does not have any intention to do so in the future.

4. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the

56 | Tax Free Reserves Portfolio 2009 Annual Report

“Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management (“CAM”), SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed an appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S.

Tax Free Reserves Portfolio 2009 Annual Report | 57

Notes to financial statements continued

Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filled in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the U.S. Securities and Exchange Commission as described in previous reports. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

5. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset / CitiSM New York Tax Free Reserves (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative

58 | Tax Free Reserves Portfolio 2009 Annual Report

class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on February 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Tax Free Reserves Portfolio 2009 Annual Report | 59

Report of independent registered public
accounting firm

The Board of Trustees and Investors
Master Portfolio Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Tax Free Reserves Portfolio, a series of Master Portfolio Trust, as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax Free Reserves Portfolio as of August 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 26, 2009

See Notes to Financial Statements.

60 | Tax Free Reserves Portfolio 2009 Annual Report

Additional information (unaudited)

The Trustees and Officers of the Fund also serve as the Trustees and Officers of the Portfolio. Information about the Trustees and Officers of the Fund can be found on pages 21 through 27 of this report.

Tax Free Reserves Portfolio | 61

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Western Asset / CitiSM Institutional Tax Free Reserves

Trustees

Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
R. Jay Gerken, CFA
   Chairman
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

Investment manager

 Legg Mason Partners Fund
Advisor, LLC

Subadviser

Western Asset Management
Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust
 Company

Transfer agent

Boston Financial Data Services, Inc.
2 Heritage Drive
Quincy, Massachusetts 02171

Independent registered
public accounting firm

KPMG LLP
345 Park Avenue
New York, New York 10154

Western Asset / CitiSM Institutional Tax Free Reserves

The Fund is a separate investment series of Legg Mason Partners Institutional Trust, a Maryland business trust.

WESTERN ASSET / CITISM INSTITUTIONAL TAX FREE RESERVES 55 Water Street New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-331-1792.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-331-1792, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset / CitiSM Institutional Tax Free Reserves. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors © 2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

• Each was purposefully chosen for their commitment to investment excellence.

• Each is focused on specific investment styles and asset classes.

• Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

* Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC Member FINRA, SIPC FDXX010354 10/09 SR09-920

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2008 and August 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $80,600 in 2008 and $87,450 in 2009.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 for the Legg Mason Partners Institutional Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Institutional Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $12,200 in 2008 and $10,500 in 2009. These services consisted of (i) review or preparation of U. S. federal, state, local and excise tax returns; (ii) U. S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Institutional Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Institutional Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Institutional Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2008 and 2009; Tax Fees were 100% and 0% for 2008 and 2009; and Other Fees were 100% and 0% for 2008 and 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Institutional Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Institutional Trust during the reporting period were $0 in 2009.

(h) Yes. Legg Mason Partners Institutional Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Institutional Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

	a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

	b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Institutional Trust

Date: November 4, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Institutional Trust

Date: November 4, 2009

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Legg Mason Partners Institutional Trust

Date: November 4, 2009